SCHEDULE 14a
                          (RULE 14a-101)

            INFORMATION REQUIRED IN A PROXY STATEMENT

                     SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
1934


Filed by the Registrant   [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:                       [  ] Confidential For
                                                      Use of the
[ ] Preliminary Proxy Statement                       Commission Only (as
                                                      Permitted by Rule
[X] Definitive Proxy Statement                        14a-6(e)(2))

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

COMPUTERIZED THERMAL IMAGING, INC.
(Name of Registrant as Specified in Its Charter)

__________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee: (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rule 14a-6(I)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

(1) Amount Previously Paid:

(2) For, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                COMPUTERIZED THERMAL IMAGING, INC.
              476 Heritage Park Boulevard, Suite 210
                        Layton, Utah 84041

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON JUNE 27, 2000

      The Annual Meeting of Stockholders (the "Annual Meeting") of Computerized Thermal Imaging, Inc. will be held in the Golden Gate "C" Room of the Marriott Hotel Downtown, 55 Fourth Street, San Francisco, CA 94103 on June 27, 2000 at 2 P.M. PST for the following purposes:

     (1)   To elect six (6) directors.

     (2) To amend the Articles of Incorporation to increase the number of authorized shares of Common Stock to 200,000,000 shares of Common Stock.

     (3) To act upon the amendment to the 1997 Stock Option and Restricted Stock Plan.

     (4) To ratify the selection of HJ & Associates, LLC (formerly known as Jones Jensen & Company, LLC) as independent accountants for the fiscal year ending June 30, 2000.

     (5) To act upon such other business as may properly come before the Annual Meeting.

     Only holders of Common Stock of record at the close of business on May 15, 2000 will be entitled to vote at the Annual Meeting or any adjournment thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/ David B. Johnston
                                 __________________________________
                                    David B. Johnston
                                    Chairman of the Board and CEO

May 15, 2000
Layton, Utah

                COMPUTERIZED THERMAL IMAGING, INC.
              476 Heritage Park Boulevard, Suite 210
                        Layton, Utah 84041

                         PROXY STATEMENT

                  ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON JUNE 27, 2000


      This Proxy Statement is being furnished to Stockholders in connection with the solicitation of proxies by and on behalf of the Board of Directors of Computerized Thermal Imaging, Inc., a Nevada corporation, for their use at the Annual Meeting of Stockholders to be held in the Gold Gate "C" Room of the Marriott Hotel Downtown, 55 Fourth Street, San Francisco, CA 94103 on June 27, 2000 at 2 P.M. PST, and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of Proxy are first being mailed to Stockholders on or about May 31, 2000. The cost of solicitation of proxies is being borne by us.

       The close of business on May 15, 2000, has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. As of record date, there were 80,153,899 shares of Common Stock, par value $0.001 per share, issued and outstanding.

       The presence, in person or by proxy, of a majority of the total outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting.

       Each share is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting. Each nominee for Director named in Number 1 must receive a majority of the Common Stock votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors.

       The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Numbers 2, 3 and 4 set forth in the accompanying Notice.

       All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (i) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN,
(ii) FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 200,000,000 SHARES OF COMMON STOCK,
(iii) FOR THE PROPOSAL TO AMEND THE 1997 STOCK OPTION AND RESTRICTED STOCK PLAN, (iv) FOR THE RATIFICATION OF HJ & ASSOCIATES, LLC (FORMERLY KNOWN AS JONES JENSEN & COMPANY, LLC) AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.

       The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

       The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to our Secretary, or (c) by voting in person at the Annual Meeting.



_____________________________________________________________________________

(1)  TO ELECT SIX (6) DIRECTORS FOR THE ENSUING YEAR.
_____________________________________________________________________________

NOMINEES FOR DIRECTORS

     The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as Proxies and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below. All the nominees are presently members of the Board of Directors. Each duly elected Director will hold office until his successor shall have been elected and qualified.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy for the election of the Common Stock Board representatives will be voted for the election by the voting for the nominees listed below. Although our Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.


     David B. Johnston, age 57, has served as Chairman of the Board of the Company since August 1987 and Chief Executive Officer since July 1, 1997. He currently serves as an officer and/or director of Computerized Thermal Imaging Company ("CTICO"), an 88-percent owned subsidiary of the Company, and of Thermal Imaging, Inc. (herein sometimes referred to as "TII"), an affiliate of David Johnston. From 1984 through 1989, Mr. Johnston was President of Funding Selection, Inc., an Oregon investment banking and mergers and acquisitions firm. Prior to that, Mr. Johnston was Chairman of Grace Capital, Ltd., a specialized medical and computer high technology private placement firm in Oregon. Mr. Johnston received a Bachelor of Science degree in Business Administration from Brigham Young University and a graduate degree in banking and corporate finance from the University of Southern California.

      Richard V. Secord, age 67, (Major General, United States Air Force, Retired) was elected as a director of the Company effective February 1996 and has served as Vice Chairman and Secretary of the Company since July 1, 1997. From February 1996 to April 1997, General Secord served as President of the Company. General Secord also previously served as Chief Operating Officer of the Company from June 1995 to December 1999. He is also Chief Executive

Officer and a director of CTICO. General Secord served in numerous positions while performing military service. He was the first military officer to be appointed Deputy Assistant Secretary of Defense (Near East, Africa and South
Asia). General Secord received a Bachelor of Science degree from the United States Military Academy. He is also a graduate of the United States Air Force Command and Staff College, and United States Naval War College. In addition, he holds a Masters degree in International Affairs from George Washington University.

     David A. Packer, 48, was elected President of the Company in April 1997 and appointed as a director and Chief Operating Officer of the Company in December 1999. Effective July 1, 1997, he was also elected to be Treasurer of the Company. In December 1998, Mr. Packer was appointed to serve as President and Chief Operating Officer of CTICO. Before joining the Company, Mr. Packer served as a senior manager for TRW's engineering office in Ogden, Utah from 1976 until 1997. Mr. Packer received a Bachelor of Science degree in Electronics from Brigham Young University in 1975.

     Brent M. Pratley, M.D., age 64, was elected as a director of the Company in June 1994 and served as the Secretary of the Company from June 1994 to September 1997. Dr. Pratley is currently licensed to practice medicine in Utah and California and, since 1978, has been in private practice in General Orthopedics and Sports Medicine at Utah Valley Regional Medical Center located in Provo, Utah, as well as in Los Angeles, California. Dr. Pratley received his Doctor of Medicine degree in Orthopedic Surgery in 1968 from the College of Medicine at the University of California, Irvine, California.

     Milton R. Geilmann, age 68, (Retired), was elected as a director of the Company in January 1998. Mr. Geilmann has been associated with the medical field for over 32 years. From 1985 to 1993, he worked at E. R. Squibb and Sons, where he held many positions, including Nuclear Consultant for Diagnostic Medicine. Mr. Geilmann retired from Squibb in 1993. Mr. Geilmann received a Masters of Science degree in Pharmacology in 1957 from State University of New York.

     Harry C. Aderholt, age 80, (Brigadier General, United States Air Force, Retired) was elected as a director of the Company in January 1998. General Aderholt served in Southeast Asia, particularly Thailand, for many years both in and out of the U.S. Air Force. Since his retirement from military service in 1976, General Aderholt has engaged in various private business ventures, including serving as Vice President of Air Siam in Bangkok, Thailand.

EXECUTIVE OFFICERS

     In addition to Messrs. Johnston, Packer and Secord, who are executive officers, Kevin L. Packard is our Chief Financial Officer.

     Kevin L. Packard, age 39, was appointed Chief Financial Officer of the Company in March 2000. From 1999 through March 2000, Mr. Packard was a manager with PricewaterhouseCoopers in Salt Lake City and from June 1987 through July 1992 was a manager with Deloitte + Touche in Seattle. From July 1992 through 1998, Mr. Packard served in various capacities with Coeur d'Alene Mines Corporation including Vice President, Treasurer and CFO. Mr. Packard is licensed as a certified public accountant in Utah, Idaho and Washington and is a member of the AICPA. Mr. Packard received a Masters of Professional Accountancy degree from University of Utah in 1987.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     David B. Johnston, David A. Packer and Richard V. Secord are the only directors who are also officers.

     We have an Executive Committee, an Audit Committee and a Compensation Committee. The Executive Committee oversees the Company operations and all strategic planning for the Company. The Audit Committee reviews and reports to the Board of Directors on the financial results of the Company's operations and the results of the audit services provided by the Company's independent accountants. The Compensation Committee reviews compensation paid to management, including administration of the Company's 1997 Stock Option and Restricted Stock Plan, and recommends to the Board of Directors appropriate executive compensation.

     Messrs. Johnston, Secord and Packer comprise our Executive Committee. The members of our Audit and Compensation Committees are Messrs. Pratley, Geilmann and Aderholt.

     In March 2000, the Board adopted a Charter for the Audit Committee. The Charter establishes the independence of our Audit Committee and sets forth the scope of the Audit Committee's duties. Only independent Directors may serve on the Audit Committee.

      The Purpose of the Audit Committee is to conduct continuing oversight of our financial affairs. The Audit Committee conducts an ongoing review of our financial reports and other financial information prior to their being filed with the U.S. Securities and Exchange Commission, or otherwise provided to the
public.   The Audit Committee also reviews our systems, methods and procedures of internal controls in the areas of: financial reporting, audits, treasury operations, corporate finance, managerial, financial and SEC accounting, compliance with law, and ethical conduct. The Audit Committee is independent and objective, and reviews and assesses the work of our independent accountants and internal audit department. The Audit Committee consists of three or more Members (the "Members") who are independent Directors. The Board of Directors shall elect the Members annually. Members shall serve until their successors are duly elected and qualified. Unless an Audit Committee Chairperson is elected by the full Board, the Members of the Committee may designate a Chairperson by majority vote of the all Members. Each member is free from any relationship that could conflict with a Member's independent judgment. All Members must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. At least one Member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities. A copy of the Audit Committee Charter is attached hereto as Attachment "A".

     In as much as the Charter for the Audit Committee was only recently adopted, the Audit Committee has not yet reviewed and discussed the audited financial statements with management or discussed with the independent auditors the matters required by SAS 61. The Audit Committee has not yet received the written disclosures and the letter from the independent accountants required by Independence Standards Board No. 1, and the Audit Committee has not yet discussed with the independent accountant the independent accountant's independence. Each of these items will be properly addressed in forthcoming months. The Audit Committee did not make any recommendation to the Board of Directors that should be included in the Company's audited financial statements included in our Annual Report on Form 10-KSB for the last fiscal year.

    There is no family relationship between or among any of the directors and executive officers of the Company, except for the relationship between Mr. Johnston and Mr. Packer, who are cousins by marriage.

    Our Board held 3 meetings during fiscal year ended June 30, 1999, and took action by consent during that period. The Executive, Audit, and Compensation Committees held no meetings during that period. All Directors were present for at least 75% of the aggregate number of meetings, consents, or committee meetings, if serving on a Board committee.

     We do not have a nominating committee. The nominees were selected by the entire Board.

     All of our Board members failed to timely file Form 3, Form 4 and Form 5 required by Section 16(a) of the Exchange Act for the most recent fiscal year. They each subsequently filed Form 5 that also reported Form 3 and Form 4 events.

EXECUTIVE COMPENSATION

     Following is a summary of compensation paid to each of the named executive officers for each of the fiscal years ended June 30, 1997, 1998 and 1999. Mr. Johnston, our Chief Executive Officer has not been paid a cash salary over the past three years but instead has been paid by the in-kind issuance of our common stock in the name of Thermal Imaging, Inc., an affiliate. These issuance are in settlement of both services provided to and expenses incurred on behalf of us by Mr. Johnston which took place during 1997:


Summary Compensation Table



                                        Annual Compensation      Long-Term Compensation
                         -------------------------------------   -----------------------
                                                                                Securities
                                                                                Underlying
                                                                                  Options
                                                  All other      Restricted        and
Name and Principal     Fiscal                    Compensation    Common          Warrants
Position               Year    Salary     Bonus    (1)           Stock              (2)
-------------------    ------- ---------  ------ --------------- -------------- ----------
David B. Johnston,      1999   $      0       0   $          0             0             0
  Chairman of the       1998   $      0       0   $          0             0     1,000,000
  Board & Chief         1997   $      0       0   $    152,498             0             0
  Executive Officer

Richard V. Secord,      1999   $175,000       0   $      6,000             0             0
  Vice Chairman of the  1998   $175,000       0   $      6,000             0     1,250,000
  Board & Secretary     1997   $198,486       0   $      6,000             0             0

David A. Packer,
  President, Chief      1999   $135,000       0   $      6,000             0             0
  Operating Officer     1998   $135,000       0   $      6,000             0             0
  & Treasurer           1997   $ 31,657       0   $      1,000             0       500,000

-----------------------------
(1)    Certain of the officers of the Company routinely receive other benefits including travel reimbursement, the amounts of which are customary in the industry and do not exceed the lessor of
$50,000 or 10 percent of the total compensation for the executive. These amounts have been omitted.  Mr. Johnston has foregone annual monetary compensation in favor of the issuance of restricted shares of Common Stock. Included in "Other Annual Compensation" for Mr. Johnston are
reimbursements of travel expenses for himself and other executives of the Company that were paid by TII, an affilate.  Mr. Johnston also has the use of a Company vehicle.  Messrs. Secord and
Packer each receive a monthly automobile allowance of $500.
(2)    As of May 8, 2000, none of the options granted to our officers have been exercised.  Of
Mr. Johnston's options on 1,000,000 shares, 750,000 shares are vested as of the date hereof and have been conveyed to TII. Of General Secord's options on 3,250,000 shares (2,000,000 of which were granted in 1996), 2,937,500 shares are vested as of the date hereof. Of the 500,000 options granted to Mr. Packer, 500,000 are vested as of the date hereof.

Employment Contracts

     David B. Johnston has an employment agreement effective as of September 18, 1997. The term of the agreement is for three years, automatically renewable for additional periods of one year thereafter unless terminated upon the giving of notice at least 14 days prior to the annual renewal date. The agreement calls for no mandatory annual cash compensation, but does provide for compensation in the form of non-statutory stock options covering 1,000,000 shares of Common Stock at an exercise price of $0.75 per share. Twenty-five percent of the options vested upon the execution of the agreement and 25 percent of the remaining options vest on each anniversary date of the agreement. The options granted to Mr. Johnston must be exercised within five years from the date of grant. To the extent applicable, the options granted to Mr. Johnston are subject to the Company's 1997 Stock Option and Restricted Stock Plan. At the cost to the Company, Mr. Johnston has "piggyback" registration rights with respect to the shares of Common Stock derived from the exercise of the options. As of May 8, 2000, none of the options granted to Mr. Johnston under the agreement have been exercised. The agreement subjects Mr. Johnston to a two year non-compete restriction, the obligation not to induce any employee of the Company to leave his employment with the Company during the term of the agreement or for two years after the termination thereof, and the duty not to reveal any confidential information about the business of the Company.

     Richard V. Secord entered into an employment agreement dated June 12, 1995, which was superseded by a new agreement dated September 18, 1997. The term of the new agreement is for three years and calls for compensation of $175,000 per year. In addition to the cash compensation, the agreement ratifies an original grant to General Secord of non-statutory stock options covering 2,000,000 shares of Common Stock at an exercise price of $1.25 per share, 50 percent of which vested on June 12, 1996 and 50 percent of which vested on June 12, 1998. The options granted pursuant to the original agreement must be exercised within ten years from the date of grant. In addition, General Secord was granted additional non-statutory options covering 1,250,000 shares of Common Stock at an exercise price of $0.70 per share. Twenty-five percent of these additional options vested on September 18, 1997, and 25 percent of the remaining options vest on each anniversary date of the agreement. These options must be exercised within five years from the date of grant. To the extent applicable, the additional options granted to General Secord are subject to the Company's 1997 Stock Option and Restricted Stock Plan. At the cost of the Company, General Secord has "piggyback" registration rights with respect to shares of Common Stock derived from the exercise of the options. As of May 8, 2000, none of the options granted to General Secord under the agreement have been exercised. The agreement subjects General Secord to a two year non-compete restriction, the obligation not to induce any employee of the Company to leave his employment with the Company during the term of the agreement or for two years after the termination thereof, and the duty not to reveal any confidential information about the business of the Company.

     David A. Packer has an employment agreement dated April 30, 1997. The term of the agreement is for three years and calls for compensation of $135,000 per year, plus non-statutory stock options covering 500,000 shares of Common Stock at an exercise price of $0.97 per share. One-third of the options vest on each anniversary date of the agreement. The options granted to Mr. Packer must be exercised within five years from the date of the agreement. If the agreement is terminated for "cause" as defined in the agreement, or Mr. Packer voluntarily terminates the agreement, all of the options granted to Mr. Packer thereunder, and which have not been exercised, shall be forfeited. At the cost of the Company, Mr. Packer has "piggyback" registration rights with respect to the shares of Common Stock derived from the exercise of the options. The agreement subjects Mr. Packer to a two year non-compete restriction, the obligation to give the Company the right to take advantage of any business opportunity, and the duty not to reveal any confidential information about the business of the Company. In December 1999, the Company's Board of Directors approved a $40,000 increase, $to $175,000, in Mr. Packer's base annual salary. As of the date hereof, Mr. Packer's employment agreement has expired. Mr. Packer and the Company are currently negotiating a new employment agreement, an important element of which will consist of long-term incentives to be granted under the Company's 1997 Incentive and Restricted Stock Plan. Due to the fact that the Company has issued 100 percent of its authorized common shares, no additional options or shares can be issued under the Plan. Final negotiations between Mr. Packer and the Company are pending the outcome of the Company's shareholder vote to authorize additional common shares of the Company.

Executive Severance Agreements

     At its regular meeting in April 2000, the Board of Directors approved an Executive Severance Agreement that provides Severance Benefits for certain of our executive officers (the "Executive") in the event the employment of the Executive is terminated subsequent to a "Change in Control" of the Company under the circumstances described within the Agreement. The Agreement, once executed, continues from year to year until terminated at the end of any year by written notice from the Company, unless a Change in Control of the Company has occurred prior to that date, in which event it shall continue in effect during the two-year period immediately following such Change in Control.

     For purpose of the Agreement, a Change in Control of the Company is determined to have occurred if (a) any organization, group or person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is, or becomes, the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the then outstanding securities of the Company; or (b) during any two-year period, a majority of the members of the Board serving at the effective date of the Agreement is replaced by directors who are not nominated and approved by the Board; or (c) a majority of the members of the Board is represented by, appointed by, or affiliated with any person whom the Board has determined is seeking to effect a Change in Control of the Company, or (d) the Company is combined with or acquired by another company and the Board determines, either before such event or thereafter, by resolution, that a Change in Control will or has occurred.

     If a Change in Control has occurred, the Executive is entitled to Severance Benefits upon the subsequent involuntary termination, whether actual or constructive, of the employment of the Executive within the two-year period immediately following such Change in Control, for any reason other than termination for cause, disability, death, normal retirement or early retirement. For purposes of the Agreement, "Constructive Involuntary Termination" means voluntary termination of employment by Executive as a result of a significant change in the duties, responsibilities, reporting relationship, job description, compensation, perquisites, office or location of employment of Executive without the written consent of the Executive.

If, following a Change of Ownership, the Executive's employment by the Company is terminated other than for cause, disability or death, the Executive shall, subject to the provisions of the Agreement be entitled to:

1) compensation at his or her full annual base salary at the rate in effect immediately prior to the termination of the employment of the Executive, and short-term and long-term bonuses at the target levels pursuant to the Company's annual incentive plan, if any, for the period of two years following actual involuntary termination or Constructive Involuntary Termination (the "Salary Continuance Period");

2) all medical and dental benefits and all long-term disability benefits in which the Executive was entitled to participate immediately prior to the date of termination, to the same extent as if the Executive had continued to be an employee of the Company during the Salary Continuance Period, provided that such continued participation is feasible under the general terms and provisions of such plans and programs;

3) an immediate vesting of all outstanding stock options, stock appreciation rights, restricted stock, performance plan awards and performance shares granted by the Company to the Executive;

4) continued credit for years of service under the benefit plan of the Company from the date of termination through the Salary Continuance Period, and any compensation paid to the Executive above shall be treated as salary compensation for purposes of such plan;

5) an amount necessary to reimburse the Executive for all legal fees and expenses incurred by the Executive as a result of the Change in Control of the Company and such termination of employment, including fees and expenses incurred in successfully contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by the Agreement.

     If the Severance Benefits provided for under the Agreement, either alone or together with other payments which the Executive would have the right to receive from the Company, would constitute a "parachute payment" as defined in
Section 280G(a) of the Internal Revenue Code in effect at the time of payment, such payment shall, in good faith, be reduced to the largest amount as will result in no portion being subject to the excise tax imposed by Section 4999 of the Code or the disallowance of a deduction by Company pursuant to Section 280G of the Code.

     As of the date hereof, no Severance Agreements have been entered into with any of our executives.

Director Compensation

     By appropriate resolution of the Board of Directors, directors may be reimbursed or advanced cash for expenses, relating to attendance at meetings of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board, or a stated salary as director. No payment precludes any director from serving the Company in any other capacity and receiving compensation. Members of special or standing committees may be allowed similar reimbursement of expenses and compensation for attending committee meetings.

Stock Option Plan

    In June 1995, the Board of Directors adopted the Company's 1995 Stock Option Plan, which was never ratified by the stockholders and formally terminated by the Board of Directors on September 18, 1997. On September 18, 1997, the Board of Directors adopted the Company's 1997 Stock Option and Restricted Stock Plan (the "Plan") subject to the approval of the stockholders of the Company. The Plan was formally adopted by the stockholders of the Company on February 6, 1998. The Plan provides for the grant by the Company to employees of the Company of (i) options to purchase shares of Common Stock, and (ii) shares of the Company's restricted Common Stock (the "Restricted Stock"). The options and the Restricted Stock are hereinafter sometimes collectively referred to as the "Plan Awards". Options granted under the Plan may include non-statutory options that do not meet the requirements of Sections 421 through 424 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as incentive stock options ("ISO") intended to qualify under
Section 422 of the Code. An aggregate of 5,250,000 shares of Common Stock may currently be issued pursuant to the provisions of the Plan. This Proxy includes a proposal to our shareholders to increase to 10,000,000 the number shares that may be issued under the Plan. The Plan shall be administered by the Board of Directors or by a committee of the Board composed solely of two or more non-employee directors (the "Administrator"). The Administrator shall administer the Plan so as to comply at all times with the Exchange Act, including Rule 16b-3 (or any successor rule), and, subject to the Code, shall otherwise have absolute and final authority to interpret the Plan. The Plan shall continue in effect for a term of 10 years unless sooner terminated pursuant to its provisions.

     As mentioned above, the 1995 Stock Option Plan was to be submitted to the stockholders in order to qualify for statutory treatment under the Code, but such submission never occurred. Employees of the Company who were awarded options pursuant, or in reference, to the 1995 Stock Option Plan have ratified their agreements to reflect that the plan was never submitted to the stockholders for approval but that such options incorporate, as contractual terms, the terms and conditions of the 1995 Stock Option Plan.

    Pursuant to the Plan, the term of each option shall be 10 years from the date of grant or such shorter term as may be determined by the Administrator; provided, in the case of an ISO granted to a 10 percent stockholder, the term of such ISO shall be five years from the date of grant or such shorter time as may be determined by the Administrator. Each option granted under the Plan may only be exercised to the extent that the optionee is vested in such option. Except as otherwise provided, all options issued under the Plan shall vest 20 percent each year over a five-year period.

Notwithstanding the foregoing, the Administrator shall have the discretionary power to establish the vesting periods for any option granted under the Plan, except that in no case may the Administrator permit more than 25 percent of any option to vest before the first anniversary of the earlier of the date of grant or the date on which the optionee began providing services to the Company. The exercise price shall be such price as is determined by the Administrator in its sole discretion; provided, however, the exercise price shall not be less than 100 percent of the Fair Market Value of the shares of Common Stock subject to such option on the date of grant (or 110 percent in the case of an option granted to an employee who is a 10 percent stockholder on the date of grant). A 10 percent stockholder shall mean a person that owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any subsidiary, taking into account the attribution rules set forth in Section 424 of the Code. Any shares of Common Stock issued upon exercise of an option shall be subject to such rights of repurchase and other transfer restrictions as the Administrator may determine in its sole discretion. To the extent that the aggregate Fair Market Value (determined on the date of grant) of the shares with respect to which ISOs are exercisable for the first time by an individual during any calendar year under the Plan, and under all other plans maintained by the Company, exceeds $100,000, such options shall be treated as non-statutory options. "Fair Market Value" shall be the mean between the closing bid and asked prices of the shares of Common Stock on the date in question (on the principal market in which the shares are traded), or if the shares were not traded on such date, the mean between closing bid and asked prices of the shares on the preceding trading day during which the shares were traded.

     The Administrator shall have the authority to grant shares of Common Stock to employees that are subject to certain terms, conditions, and restrictions (the "Restricted Stock"). The Restricted Stock may be granted by the Administrator either separately or in combination with options. The terms, conditions and restrictions of the Restricted Stock shall be determined from time to time by the Administrator without limitation, except as otherwise provided in the Plan; provided, however, that each grant of Restricted Stock to an employee shall require the employee to remain an employee of the Company for at least six months from the date of grant. The Restricted Stock shall be granted to employees for services rendered and at no additional cost to the employee, provided, however, that the value of the services performed must, in the opinion of the Administrator, equal or exceed the par value of the Restricted Stock to be granted to the employee. The terms, conditions, and restrictions of the Restricted Stock shall be determined by the Administrator on the date of grant. No certificates will be issued to an employee with respect to the Restricted Stock until the date the Restricted Stock becomes vested in accordance with the Plan. The Restricted Stock may not be sold, assigned, transferred, redeemed, pledged or otherwise encumbered during the period in which the terms, conditions and restrictions apply (the "Restriction Period"). More than one grant of Restricted Stock may be outstanding at any one time, and the Restriction Periods may be of different lengths. Receipt of the Restricted Stock is conditioned upon satisfactory compliance with the terms, conditions and restrictions of the Plan and those imposed by the Administrator. On the date the Restriction Period terminates, the Restricted Stock shall vest in the employee. If an employee (i) with the consent of the Administrator, ceases to be an employee of, or otherwise ceases to provide services to, the Company or (ii) dies or suffers from permanent and total disability, the vesting or forfeiture (including without limitation the terms, conditions and restrictions) of any grant under the Plan shall be determined by the Administrator in its sole discretion, subject to any limitations or terms of the Plan. If the employee ceases to be an employee of, or otherwise ceases to provide services to, the Company for any other reason, all grants of Restricted Stock under the Plan shall be forfeited (subject to the terms of the Plan).

     As of May 8, 2000, no shares of Restricted Stock have been granted under the Plan.

     As of May 8, 2000, the following options were outstanding under the Plan for executive officers and directors. The following does not include grants of Common Stock options to employees who are not considered executive officers, 100,000 shares of which were granted to one non-executive employee during 1999.



                     Option Plan Grant Table
-------------------------------------------------------------------------------------------------
Name of Person to                Number of         Expiration
Whom Options                     Shares            Date of                           Exercise
Were Granted                     Under Option      Option          Vesting Date      Price
-----------                      ------------      ---------       -----------       -------------
David B. Johnston,                250,000          09/18/02 (1)    09/18/97 (2)      $.75/share
  Chairman of the Board and       250,000          09/18/02 (1)    09/18/98 (2)      $.75/share
  Chief Executive Officer         250,000          09/18/02 (1)    09/18/99 (2)      $.75/share
                                  250,000          09/18/02 (1)    09/18/00 (2)      $.75/share

Richard V. Secord,                312,500          09/18/02 (1)    09/18/97 (2)      $.70/share
  Vice Chairman of the Board      312,500          09/18/02 (1)    09/18/98 (2)      $.70/share
  and Secretary (3)               312,500          09/18/02 (1)    09/18/99 (2)      $.70/share
                                  312,500          09/18/02 (1)    09/18/00 (2)      $.70/share

David A. Packer, President,             0              N/A          N/A
  Chief Operating Officer
  and Treasurer (3)

-----------------------------
(1)  The option may terminate prior to this date upon the termination of employee with "cause", as defined in the employee's Employment Agreement. In addition, an option will automatically terminate and revert to us if vested as of the date of resignation or termination "without cause", as defined in the employee's Employment Agreement, but not exercised on or before the expiration of
90 days after the termination date of employment.

(2)  Conditioned on the employee's continued employment with us.

(3)  These employees hold options granted prior to the adoption of our 1997 Stock Option and
Restricted Stock Plan. The options were originally granted pursuant to the terms of our 1995 Stock
Option Plan that was never ratified by the stockholders and formally terminated by our Board of
Directors on September 18, 1997.  Options granted prior to the Plan were: 2,000,000 to General
Secord and 500,000 to Mr. Packer.  The terms of the employee stock option agreements were amended to ratify and incorporate the terms of our 1995 Stock Option Plan into the respective stock option agreements as contractual provisions.


     There were no options granted in the last fiscal year to any of the
Company's named executive officers or directors.   The following table shows, as
to the named executive officers, information concerning aggregate option exercises and option values as of May 8, 2000.


          Aggregated Option Exercises and Values as of May 8, 2000
-----------------------------------------------------------------------------------------------------------------

                                                          Number of Securities        Value of Unexercised
                                                           Underlying Unexercised           In-the-Money
                           Shares Acquired  Value         Options at May 8, 2000       Options at May 8, 2000
  Name of Officer          on Exercise      Realized      Exercisable/Unexercisable  Exercisable/Unexercisable(1)
-------------------------  ---------------  ------------- -------------------------- -------------------------
David B. Johnston,                 0             0               750,000/250,000       $6,234,375/$2,078,125
  Chairman of the Board &
  Chief Executive Officer
  (2)



Richard V. Secord,                 0             0             2,937,500/312,500       $23,464,844/$2,613,281
 Vice-Chairman of the Board
  and Secretary (3)

David A. Packer,                   0             0               500,000/0             $4,046,250/$0
  President, Chief
  Operating Officer &
  Treasurer

-----------------------------
(1) The value of the unexercised in-the-money options at May 8, 2000 was determined by calculating the difference between the exercise price per share of Common Stock, as set forth in the respective stock option agreement, and the closing price per share of Common Stock on May 5, 2000, which was $9.0625.
The resulting amount is deemed to be the value of the options/warrants for purposes of this table.

(2) The option granted to Mr. Johnston for 1,000,000 shares of Common Stock is exercisable at $0.75 per share.

(3) The option granted to General Secord for 2,000,000 shares of Common Stock has an exercise price of
$1.25 per share; the option granted for 1,250,000 shares of Common Stock has an exercise price of
$0.70 per share.

(4) The option granted to David Packer for 500,000 shares has an exercise price of $0.97 per share.


     The Company has no long-term incentive plans or defined benefit plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents certain information regarding the beneficial ownership of all shares of Common Stock at May 8, 2000 for each executive officer and/or director of the Company and for each person known to the Company who owns beneficially more than 5% of the outstanding shares of Common Stock. The percentage ownership is based on 80,153,899 common shares issued and outstanding at May 8, 2000 and ownership by these persons of options or warrants exercisable within 60 days of May 8, 2000. Unless otherwise indicated, each person has sole voting and investment power over the shares.

                                             Number of Shares
Name and Address of Directors and Officers   Of Common Stock Owned     Percent of Class
------------------------------------------   ----------------------    ----------------
David B. Johnston and Thermal Imaging, Inc.,
 6105 Macadam, Portland, Oregon 97201                 13,967,761 (1)       16.557%

Richard V. Secord, 515 Pocahontas Dr.,
  Ft. Walton Beach, Fl 52347                          3,088,500 (2)        3.663%

David A. Packer, 476 Heritage Park Blvd,
   Suite 210, Layton, Utah 84041                        693,939  (3)       0.823%

Brent M. Pratley, 1055 North 300 West,
 Provo, Utah 84604                                          750            0.000%

Milton R. Geilmann, 206 60 SW,
  Shoshone Drive Tualatin, Oregon 97062                  15,000            0.018%

Harry C. Aderholt, 23 Miracle Strip
  Parkway N.E., Ft. Walton Beach,
  Florida 32548                                         143,500            0.170%

Kevin L. Packard,  476 Heritage Park Blvd,
  Suite 210, Layton, Utah 84041                               0            0.000%

                                                ----------------     --------------
DIRECTORS AND OFFICERS AS A GROUP
 OF SEVEN PERSONS                                    18,257,950           21.231%
                                             ================      =============

----------------------------------------
(1)     Includes 750,000 shares of Common Stock underlying options which are immediately exercisable and 13,217,761 shares of Common Stock owned by Thermal Imaging, Inc., an affiliate of
Mr. Johnston.
The options granted to Mr. Johnston were conveyed to Thermal Imaging, Inc.

(2)     Includes 1,000 shares in the name of Joanne Secord, 150,000 shares in the name of General
Secord and 2,937,500 shares of Common Stock underlying options that are immediately exercisable.

(3)      Includes 500,000 shares of Common Stock underlying options that are immediately exercisable, 93,939 shares in the name of IRA FBO David A. Packer and 100,000 shares in the name of David A. Packer.


     We know of no arrangement or understanding that may, at a subsequent date, result in a change of control.

Certain Relationships and Related Transactions

     Management believes that all prior related party transactions are on terms no less favorable to the Company as could be obtained from unaffiliated third parties. Management's reasonable belief of fair values is based upon proximate similar transactions with third parties or attempts to obtain the consideration from third parties. All ongoing and future transactions with such persons, including any loans or compensation to such persons, will be approved by a majority of disinterested, independent outside members of the Board of Directors.

      Thermal Imaging, Inc., an Affiliate of David B. Johnston. For the year ended June 30, 1999, the Company issued 4,514,507 shares of Common Stock to Thermal Imaging, Inc. ("TII"), an affiliate of David B. Johnston, in satisfaction of advances from TII of $2,273,436. For the year ended June 30, 1998, the Company sold 5,463,477 shares of its Common Stock to TII for $1,827,130.

____________________________________________________________________________

(2) TO AMEND THE ARTICLES OF INCORPORATION TO AUTHORIZE 200,000,000 SHARES OF COMMON STOCK.
____________________________________________________________________________


DESCRIPTION AND EFFECT OF THE AMENDMENT

     The Board of Directors of the Company recommends the approval of the proposed Amendment to authorize a total of 200,000,000 shares of Common Stock.

     The proposed Amendment would amend Article IV of our Articles of Incorporation to authorize 200,000,000 shares of Common Stock. Such an Amendment requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

PRINCIPAL REASONS FOR THE AMENDMENT

      The Board of Directors believes it is desirable to authorize 200,000,000 shares of Common Stock. Currently, the Company has 100,000,000 shares of Common Stock authorized. The purpose of the proposed amendment is to make available for issuance additional shares of Common Stock which will be available in the event the Board of Directors determines that it is necessary and appropriate to raise additional capital through the sale of Common Stock in the public or private market, to acquire assets or pay for services in whole or in part using our Common Stock or otherwise issue shares of Common Stock for acquisitions or other appropriate corporate purposes.

    In the past, the Company relied heavily upon the issuance of its Common Stock to meet its financial obligations and support the development of its medical imaging technology. The Company is currently working towards FDA approval of its Breast Imaging System and recently announced submission of Module 3 towards obtaining that approval. Upon obtaining FDA approval, it will become necessary for the Company to make the leap from a development stage company to become fully operating. The Company anticipates that capital needed to make that leap will be substantial. Maintaining acceptable levels of debt to equity will become an important consideration as the Company moves into it operational phase. Issuing additional shares of the Company's Common Stock may become necessary to establish a capitalization structure that will not restrict the Company's future operating cash flow and that will be acceptable to potential creditors and investors.

     The Company presently has 80,153,899 shares of Common Stock outstanding. On a fully diluted basis, the Company would have 100,000,000 shares of Common Stock outstanding, which would currently leave the Company with no unissued shares of Common Stock that it could sell or use for other purposes. The Board believes that it is in the best interest of the Company to have more shares of Common Stock available for issuance. The Company has an agreement with Beach Boulevard, LLC that, if exercised by the Company, would require the issuance of approximately 400,000 shares of Common Stock. Although the Company does not have any plan to issue any shares of Common Stock at this time (other than as may be contemplated by the Beach Boulevard Agreement), we most likely will issue Common Stock in connection with future capital raising efforts, asset acquisitions and employment agreements with key executives of the Company.

AMENDMENT TO ARTICLES OF INCORPORATION

Article IV, Section 1. of the Company's Articles of Incorporation would be amended in its entirety to read as follows:

ARTICLE IV

"1. Authorized Stock. The total number of shares of stock which the Company shall have authority to issue is 203,000,000 shares, consisting of 200,000,000 shares of Common Stock, par value $.001 per share (the "Common Stock"), and 3,000,000 shares of preferred stock (the "Preferred Stock")".

DESCRIPTION OF COMMON STOCK

The holders of the Common Stock are entitled to one vote per share on all matters submitted to a vote of the stockholders of the Company. The holders of the Common Stock have the sole right to vote, except as otherwise provided by law or by the Company's Articles of Incorporation, including provisions governing any shares of the Preferred Stock. In addition, such holders are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available therefor, subject to the payment of preferential dividends with respect to any shares of the Preferred Stock that, from time to time, may be outstanding. In the event of the dissolution, liquidation or winding up of the Company, the holders of the Common Stock are entitled to share ratably in all assets remaining after payment of all liabilities of the Company and subject to the prior distribution rights of the holders of any shares of the Preferred Stock that may be outstanding at that time. The holders of Common Stock do not have cumulative voting rights. On February 4, 1998, a majority of the stockholders, by written consent, voted to amend the Articles of Incorporation of the Company to deny preemptive rights with respect to each new issuance of shares of the Common Stock. However, the 1998 Amendment to the Articles of Incorporation will have no effect with respect to preemptive rights which may have existed for certain holders of Common Stock prior to the 1998 Amendment.

     The Board of Directors unanimously recommends a vote FOR amending the Company's Articles of Incorporation to authorize 200,000,000 shares of Common Stock.

____________________________________________________________________________

(3) TO CONSIDER AND ACT UPON THE AMENDMENT TO THE 1997 STOCK OPTION AND RESTRICTED STOCK PLAN.
____________________________________________________________________________


     The 1997 Stock Option and Restricted Stock Plan (the "Plan") was originally adopted by the Board of Directors in November 1997, and adopted by our shareholders in February 1998. In May 2000, our Board adopted a resolution to amend the Plan. The Plan presently provides for a total of 5,250,000 shares of common stock. The proposed amendment to the Plan will increase the number of shares in the Plan to 10,000,000 shares of our common stock. The Plan presently contemplates that the Plan be governed under Texas law. The amendment proposes that the Plan be governed under Utah law, which
is where our executive offices are located.   In all other respects, the Plan
will be unchanged.

     The Plan only has 400,000 shares available for issuance at this time. The purpose of the amendment to the Plan is to provide us with additional shares in the Plan that will assist us in compensating our existing and new employees.

     If approved by the Stockholders, the Plan will allow Incentive and Non-Incentive Stock Option grants and Restricted Stock grants as determined by the Administrator of the Plan which is currently our Board of Directors. The purpose of the Plan is to foster and promote the financial success of the Company and increase Stockholder value by enabling eligible key employees, directors and consultants to participate in the long-term growth and financial success of the Company.

     Eligibility. The Plan is open to our employees (including our officers and Directors and non-employee directors) ("Eligible Persons").

     Transferability. The grants are not transferable.

     Changes in the Company's Capital Structure. The Plan will not effect the right of the Company to authorize adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure. In the event of an adjustment, recapitalization or reorganization the award shall be adjusted accordingly. In the event of a merger, consolidation, or liquidation, the Eligible Person will be eligible to receive a like number of shares of stock in the new entity he would have been entitled to if, immediately prior to the merger, he had exercised his option. The Board may waive any limitations imposed under the Plan so that all options are immediately exercisable.

Restricted Stock. The Plan provides for restricted shares of our common stock to be granted to Participants that may be subject to performance or other criteria, vesting requirements, and lockup provisions.

     Options. The Plan provides for grants of both Incentive and Nonqualified Stock Options with ten-year terms.

     Option price. Incentive options shall be not less than the greater of (i) 100% of fair market value on the date of grant, or (ii) the aggregate par value of the shares of stock on the date of grant. The Compensation Committee, at its option, may provide for a price greater than 100% of fair market value. The price for Incentive Stock Options for Stockholders owning 10% or more of the Company's shares ("10% Stockholders") shall be not less than 110% of fair market value.

     Amount exercisable-incentive options. In the event an Eligible Person exercises Incentive Options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered non-qualified stock options.

     Duration. No option may be exercisable after the expiration date as set forth in the option agreement.

     Exercise of Options. Options may be exercised by written notice to the President of the Company with

(i) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares;

(ii) stock at its fair market value on the date of exercise;

(iii) any other legal form of payment and as such form of payment as authorized by the Administrator.

     Vesting of Options. Each Option granted under the Plan may only be exercised to the extent that the Optionee is vested in such Option. Except as otherwise provided, all Options issued under the Plan shall vest in accordance with the following schedule:

Number of Years the Optionee                                   Extent to
has remained in the employ                                     Which the
of the Company or a Subsidiary                                 Option is
following the grant of the Option                              Vested
----------------------------------                             ----------

Under one..........................................................0%
At least one but less than two................................... 20%
At least two but less than three..................................40%
At least three but less than four.................................60%
At least four but less than five..................................80%
Five or more.....................................................100%

     Notwithstanding the foregoing, the Administrator shall have the discretionary power to establish the vesting periods for any Option granted, except that in no case may the Administrator permit more than twenty-five percent (25%) of any Option to vest before the first anniversary of the earlier of the Date of Grant or the date on which the Optionee began providing services to the Company. Services provided by the Employee prior to the date that the Plan becomes effective shall be taken into account for the purpose of calculating vesting periods.

     Termination of Employment. Any Option which has not vested at the time the Optionee ceases continuous employment for any reason other than death, disability or retirement, shall terminate upon the last day that the Optionee is employed by the Company. Incentive Stock Options must be exercised within three months of cessation of Continuous Service for reasons other than death, disability or retirement in order to qualify for Incentive Stock Option tax
treatment.   Nonqualified Options must be exercised within six months of cessation of Continuous Service for reasons other than death, disability or retirement.

     Death. Unless the Option expires sooner, the Option will expire one year after the death of the Eligible Person.

     Disability. Unless the Option expires sooner, the Option will expire one year after the disability of the Eligible Person.

     Amendment or Termination of the Plan. The Administrator may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of stock that may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan, shall be made without the approval of the Company's Stockholders; provided further, however, that to the extent required to maintain the status of any incentive option under the Code, no amendment that would (a) change the aggregate number of shares of stock which may be issued under incentive options, (b) change the class of employees eligible to receive incentive options, or (c) decrease the option price for incentive options below the fair market value of the stock at the time it is granted, shall be made without the approval of the Stockholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding incentive option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any incentive option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment. No amendment, suspension or termination of the Plan shall act to impair or extinguish rights in Options already granted at the date of such amendment, suspension or termination.

New Plan Benefits

    The Board has not yet authorized any new plan benefits under the Plan.


THE BOARD OF DIRECTORS HAS APPROVED THE ADOPTION OF THE AMENDMENT TO THE PLAN AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENTS TO THE

PLAN. SUCH ADOPTION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

     A copy of the Amended Plan is attached hereto as Attachment "B".


____________________________________________________________________________

(4) TO RATIFY THE SELECTION OF HJ & ASSOCIATES, LLC (FORMERLY KNOWN AS JONES JENSEN & COMPANY, LLC) AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 31, 2000.
____________________________________________________________________________


      On May 1, 2000, Jones Jensen & Company, the Company's independent accountant, was acquired by existing partners and employees of Jones Jensen & Company LLC. Subsequently, its name was changed to HJ & Associates, LLC.

      The Board of Directors has selected HJ & Associates, LLC as our independent accountants for the current fiscal year. The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing HJ & Associates, LLC as independent accountants for the fiscal year ending June 30, 2000. Such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

      In the event the appointment of HJ & Associates, LLC as independent accountants is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other independent accountants for the fiscal year ending June 30, 2000.

     A representative of HJ & Associates, LLC is expected to be present at the Annual Meeting and will be given an opportunity to make a statement at the Annual Meeting. The representative is expected to be available to respond to appropriate questions.


      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF HJ & ASSOCIATES, LLC (FORMERLY KNOWN AS JONES JENSEN & COMPANY, LLC) AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.


      Ham, Langston & Brezina, L.L.P., Certified Public Accountants, of Houston, Texas, audited the Company's consolidated balance sheet as of June 30, 1998 and the related statements of operations, stockholders' deficit, and cash flows for the years ended June 30, 1998 and 1997, and for the period from inception, June 10, 1987, to June 30, 1998. These financial statements accompanied the Company's Form SB-2 Registration Statement, as amended, filed with the Securities and Exchange Commission, and declared effective January 8, 1999. The report of Ham, Langston & Brezina on such financial statements, dated October 26, 1998, did not contain any adverse opinion or disclaimer of opinion, and with the exception of a "going concern" qualification because of the Company's dependence on outside sources of financing for continuation of operations, was not qualified or modified as to uncertainty, audit scope or accounting principles. Ham, Langston & Brezina was dismissed on or about August 17, 1999.

     Jones, Jensen & Company LLC, Certified Public Accountants of Salt Lake City, Utah, was engaged by the Company on August 17, 1999, pursuant to recommendation of the Company's Board of Directors, to audit the financial statements of the Company for its fiscal year ended June 30, 1999.

     There were no disagreements between the Company and Ham, Langston & Brezina, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

      The Company has provided Ham, Langston & Brezina with a copy of the disclosure provided in this Proxy Statement. Ham, Langston & Brezina has provided us with a letter addressed to the Securities and Exchange Commission pursuant to Regulation S-B.

____________________________________________________________________________

(5)  OTHER MATTERS.
____________________________________________________________________________

     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

FUTURE PROPOSALS OF STOCKHOLDERS

     The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the year 2001 Annual Meeting of Stockholders is September 29, 2000.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ David B. Johnston
                                    __________________________________
                                        Chairman of the Board and CEO
                                        Layton, Utah

                              PROXY

              FOR VOTING BY HOLDERS OF COMMON STOCK

                COMPUTERIZED THERMAL IMAGING, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 27, 2000.

     The undersigned hereby appoints David B. Johnston and Kevin L. Packard and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Computerized Thermal Imaging, Inc. held of record by the undersigned on May 15, 2000 at the Annual Meeting of Stockholders to be held in the Golden Gate "C" Room of the Marriott Hotel Downtown, 55 Fourth Street, San Francisco, CA 94103 on June 27, 2000 at 2 P.M. PST, and at any
adjournments thereof.   Any and all proxies heretofore given are hereby
revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1, FOR THE PROPSAL IN NUMBER 2 AND FOR THE RATIFICATION IN NUMBER 3.

1. ELECTION OF OUR DIRECTORS. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

[ ]     FOR all nominees listed          [ ]  WITHHOLD authority to
        below except as marked                vote for all nominees
        to the contrary below

   David B. Johnston        Richard V. Secord      David V. Packer

   Brent M. Pratley, M.D    Harry C. Aderholt      Milton R. Geilmann

2. PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO AUTHORIZE 200,000,000 SHARES OF COMMON STOCK.

[ ]     FOR         [ ] AGAINST            [ ] ABSTAIN


3.   TO ACT UPON THE AMENDMENT TO THE 1997 STOCK OPTION AND RESTRICTED STOCK
     PLAN.

[ ]  FOR            [ ]  AGAINST           [ ]  ABSTAIN

4. PROPOSAL TO RATIFY THE SELECTION OF HJ & ASSCOCIATES, LLC (FORMERLY KNOWN AS JONES JENSEN & COMPANY, LLC) AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.

[ ] FOR             [ ] AGAINST            [ ] ABSTAIN

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

[ ] FOR             [ ] AGAINST            [ ] ABSTAIN

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Number of Shares of
Common Stock
Stock Owned         _____________



_____________________________________
Signature


_____________________________________
(Typed or Printed Name)




_____________________________________
Signature if held jointly


_____________________________________
(Typed or Printed Name)


DATED: ____________________________




THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

             Attachment "A"   Audit Committee Charter

                Computerized Thermal Imaging, Inc.

                             Charter
                             of the
                         Audit Committee
                             of the
                        Board of Directors


Purpose. The Audit Committee of the Board of Directors shall conduct continuing oversight of the financial affairs of Computerized Thermal Imaging, Inc.

Scope of Review.  The Audit Committee shall conduct an ongoing review the
Corporation's:

* Financial reports and other financial information prior to their being filed with the U.S. Securities and Exchange Commission or otherwise provided to the public.

* Systems, methods and procedures of internal controls in the areas of: financial reporting, audits, treasury operations, corporate finance, managerial, financial and SEC accounting, compliance with law, and ethical conduct.

General Tasks.  The Audit Committee shall:

*     Be independent and objective.

* Recommend and encourage improvements in the Corporation's financial affairs.

* Review and assess the work of the Corporation's independent accountant and internal audit department.

* Solicit and encourage comments from the Corporation's independent accountant, financial and senior management, internal audit department and the Board of Directors.

Audit Committee Members. The Audit Committee shall consist of three or more Members (the "Members") who are independent Directors. The Board of Directors shall elect the Members annually. Members shall serve until their successors are duly elected and qualified. Unless an Audit Committee Chairperson is elected by the full Board, the Members of the Committee may designate a Chairperson by majority vote of the all Members.

Each member shall be free from any relationship that could conflict with a member's independent judgment. All Members must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. At least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

Independence.  Independent Director is defined as a director who has:

* Not been employed by the Corporation or its affiliates in the current or past three years.

* Not accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation).

* No immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer.

* Not been a partner, controlling shareholder or an executive officer of any other for- profit entity to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the Corporation's securities) that exceed five percent of the other entity's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

* Not been employed as an executive of another entity where the Corporation's executives serve on the other entity's compensation committee.

Meetings. The Audit Committee shall meet at least four times per year, and may meet as frequently as deemed necessary. The Audit Committee shall meet separately in closed meetings at least once each year with management, the director of internal audit and the independent accountant to discuss any matter. The Audit Committee shall select one of its Members each quarter to meet with management, the director of internal audit and the independent accountant for the purposes set forth below.

Specific Tasks.  The Audit Committee shall:

*     Assess and, if necessary, update this Charter at least annually.

* Review the Corporation's annual, quarterly and other financial statements and any other reports, financial information or other material filed with any governmental body (except for litigation matters in the ordinary course of business) or announced to the public, including the independents accountant's certifications, reports, opinions, or reviews.

* Review the regular internal reports to management prepared by the internal audit department and management's response thereto.

* Review with management and the independent accountant all Form 10-Q 's prior to the filing or prior to the release of earnings information to the public. The Chairperson of the Audit Committee may represent the entire Audit Committee for the review of the Form 10-Q.

* Recommend to the Board of Directors the selection of the independent accountant for each fiscal year, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountant. On an annual basis, the Audit Committee shall review and discuss with the independent accountant all significant relationships the independent accountant has with the Corporation to determine the accountant's independence.

* Review the performance of the independent accountant and approve any proposed discharge of the independent accountant when circumstances warrant.

* Periodically consult with the independent accountant, out of the presence of management, about internal controls and the completeness and accuracy of the Corporation's financial statements.

* Continually review the integrity of the Corporation's internal and external financial reporting processes. The Audit Committee shall consult with the independent accountant and the internal auditors for this review.

* Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles in relation to the Corporation's internal and external financial reporting.

* Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices.

* Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountant and the internal auditors in connection with the appropriateness and application of accounting principles made in management's preparation of the financial statements.

* Following completion of the annual audit, review separately with each of management, the independent accountant and the internal audit department whether any difficulties were encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

* Review any disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements or the appropriateness and application of accounting principles made in management's preparation of the financial statements.

* Review with the independent accountant, the internal audit department and management whether and how changes or improvements in the Corporation's financial or accounting practices, as approved by the Audit Committee, have been implemented. The Audit Committee shall conduct this review promptly after the implementation of the changes or improvements.

* Establish a code of corporate compliance with law and a code of ethical conduct, and review the Corporation's implementation and enforcement of these codes.

* Review activities, organizational structure, and qualifications of the internal audit department.

* Review, with the Corporation's counsel, legal compliance matters including policies regarding trading in the Corporation's securities.

* Review, with the Corporation's counsel, any legal matter that could have a material impact on the Corporation's financial statements.

* Perform any other activities consistent with this Charter, the Corporation's Articles of Incorporation, By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

                          Attachment "B"


                COMPUTERIZED THERMAL IMAGING, INC.

           1997 STOCK OPTION AND RESTRICTED STOCK PLAN


                            SECTION 1
                             PURPOSE

This Plan is established (i) to offer selected Employees of the Company or its Subsidiaries an equity ownership interest in the financial success of the Company, (ii) to provide the Company with an opportunity to attract and retain the best available personnel for positions of substantial responsibility, and
(iii) to encourage equity participation in the Company by eligible Participants. This Plan provides for the grant by the Company of (i) Options to purchase Shares, and (ii) shares of Restricted Stock. Options granted under this Plan may include nonstatutory options as well as incentive stock options intended to qualify under section 422 of the Code.

                            SECTION 2
                           DEFINITIONS

"Administrator" shall mean either the Committee or the Board of Directors chosen to administer the Plan in accordance with the terms and conditions of the Plan.

"Affiliate" shall mean any Subsidiary, parent corporation, joint venture or other business enterprise which controls or is controlled by, or is under common control with, the Company.

"Board of Directors" shall mean the board of directors of the Company, as duly elected from time to time.

"Code" shall mean the Internal Revenue Code of 1986, as amended, and as interpreted by the regulations thereunder.

"Committee" shall mean the Compensation Committee of the Company, or such other Committee as may be appointed by the Board of Directors from time to time.

"Company" shall mean Computerized Thermal Imaging, Inc., a Nevada corporation.

"Date of Grant" shall mean the date on which the Administrator resolves to grant an Option to an Optionee or grant Restricted Stock to a Participant, as the case may be.

"Employee" shall include every individual performing Services to the Company or its Subsidiaries if the relationship between such individual and the Company or its Subsidiaries is the legal relationship of employer and employee. Neither service as a member of the Board of Directors nor payment of a director's fee shall in itself constitute "Services" for purposes of this definition.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and as interpreted by the rules and regulations promulgated thereunder.

"Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Administrator in the applicable Stock Option Agreement, but in no event less than the par value per Share.

"Fair Market Value" shall be the mean between the closing bid and asked prices of the Shares on the date in question (on the principal market in which the Shares are traded), or if the Shares were not traded on such date, the mean between closing bid and asked prices of the Shares on the next preceding trading day during which the Shares were traded.
"ISO" shall mean a stock option which is granted to an individual and which meets the requirements of section 422(b) of the Code, pursuant to which the Optionee has no tax consequences resulting from the grant or, subject to certain holding period requirements, exercise of the option and the employer is not entitled to a business expense deduction with respect thereto.

"Non-employee Director" shall mean any person who at the time of grant is a member of the Board of Directors but is not an Employee of the Company or any Affiliate; does not receive compensation, directly or indirectly, from the Company or any Affiliate for services rendered as a consultant or in any capacity other than Director, except for an amount that does not exceed the dollar amount to which disclosure would be required under 17 C.F.R ' 229.404(a); does not possess an interest in any other transaction for which disclosure would be required under 17 C.F.R. ' 229.404(a); and is not engaged in a business relationship to which disclosure would be required under 17 C.F.R. ' 229.404(b).

"Nonstatutory Option" shall mean any Option granted by the Administrator that does not meet the requirements of sections 421 through 424 of the Code, as amended.

"Option" shall mean either an ISO or Nonstatutory Option, as the context requires.

"Optionee" shall mean a Participant who holds an Option.

"Participants" shall mean those individuals described in Section 1 of this Plan selected by the Administrator who are eligible under Section 4 of this Plan for grants of either Options or Restricted Stock under this Plan.

"Permanent and Total Disability" shall mean that an individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. An individual shall not be considered to suffer from Permanent and Total Disability unless such individual furnishes proof of the existence thereof in such form and manner, and at such times, as the Administrator may reasonably require. The scope of this definition shall automatically be reduced or expanded to the extent that section 22(e)(3) of the Code is amended to reduce or expand the scope of the definition of Permanent and Total Disability thereunder.

"Plan" shall mean this 1997 Stock Option and Restricted Stock Plan, as amended from time to time.

"Plan Award" shall mean the grant of either an Option or Restricted Stock, as the context requires.

"Restricted Stock" shall have that meaning set forth in Section 7(a) of this Plan.

"Restricted Stock Account" shall have that meaning set forth in Section 7(a)(ii) of this Plan.

"Restricted Stock Criteria" shall have that meaning set forth in Section 7(a)(iv) of this Plan.

"Restriction Period" shall have that meaning set forth in Section 7(a)(iii) of this Plan.

"Services" shall mean services rendered to the Company or any of its Subsidiaries as an Employee, as the context requires.

"Share" shall mean one share of Stock, as adjusted in accordance with Section 9 of this Plan (if applicable).

"Stock" shall mean the common stock of the Company, par value $.001 per share.

"Stock Option Agreement" shall mean the agreement executed between the Company and an Optionee that contains the terms, conditions, and restrictions pertaining to the granting of an Option. Any inconsistencies between this Plan and any Stock Option Agreement shall be controlled by this Plan. "Subsidiary" shall mean any corporation as to which more than fifty (50%) percent of the outstanding voting stock or shares shall now or hereafter be owned or controlled directly by a person, any Subsidiary of such person, or any Subsidiary of such Subsidiary.

"TenPercent Stockholder" shall mean a person that owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any Subsidiary, taking into account the attribution rules set forth in section 424 of the Code, as amended. For purposes of this definition of "Ten Percent Stockholder" the term "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of an Option to an Optionee. "Outstanding stock" shall not include reacquired shares or shares authorized for issuance under outstanding Options held by the Optionee or by any other person.

"Vest Date" shall have that meaning set forth in Section 7(a)(v) of this Plan.

                            SECTION 3
                          ADMINISTRATION

     (a) General Administration. This Plan shall be administered by the Board of Directors or by a Committee composed solely of two (2) or more Non-employee Directors. In the case a Committee is chosen to administer the Plan, the members of the Committee shall be appointed by the Board of Directors for such terms as the Board of Directors may determine. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board of Directors.

     (b) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times, places, and in such manner as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by a majority of all Committee members, shall be valid acts of the Committee. A majority of the Committee shall constitute a quorum.

     (c) Authority of Administrator. This Plan shall be administered by, or under the direction of, the Board of Directors or the Committee (either of which may hereinafter be referred to as the "Administrator"). The Administrator shall administer this Plan so as to comply at all times with the Exchange Act, including Rule 16b-3 (or any successor rule), and, subject to the Code, shall otherwise have absolute and final authority to interpret this Plan and to make all determinations specified in or permitted by this Plan or deemed necessary or desirable for its administration or for the conduct of the Administrator's business including, without limitation, the authority to take the following actions:

         (i)     To interpret this Plan and to apply its provisions;

         (ii) To adopt, amend or rescind rules, procedures and forms relating to this Plan;

         (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

         (iv) To determine when Plan Awards are to be granted under this Plan;

         (v)     To select the Optionees and Participants;

         (vi) To determine the number of Shares to be made subject to each Plan Award;

         (vii) To prescribe the terms, conditions and restrictions of each Plan Award, including without limitation the Exercise Price, vesting conditions, and the determination whether an Option is to be classified as an ISO or a Nonstatutory Option;

         (viii) To amend any outstanding Stock Option Agreement or the terms, conditions and restrictions of a grant of Restricted Stock, subject to applicable legal restrictions and the consent of the Optionee or Participant, as the case may be, who entered into such agreement;

         (ix) To establish procedures so that an Optionee may obtain a loan through a registered brokerdealer under the rules and regulations of the Federal Reserve Board, for the purpose of exercising an Option;

         (x) To establish procedures for an Optionee (1) to have withheld from the total number of Shares to be acquired upon the exercise of an Option that number of Shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the Exercise Price, and (2) to exercise a portion of an Option by delivering that number of Shares already owned by an Optionee having a Fair Market Value which shall equal the partial Exercise Price and to deliver the Shares thus acquired by such Optionee in payment of Shares to be received pursuant to the exercise of additional portions of the Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares in payment of the Exercise Price of the entire Option, together with such cash as shall be paid in respect of fractional shares;

        (xi) To establish procedures whereby a number of Shares may be withheld from the total number of Shares to be issued upon exercise of an Option, to meet the obligation of withholding for federal and state income and other taxes, if any, incurred by the Optionee upon such exercise; and

        (xii) To take any other actions deemed necessary or advisable for the administration of this Plan.

     All interpretations and determinations of the Administrator made with respect to the granting of Plan Awards shall be final, conclusive, and binding on all interested parties. The Administrator may make grants of Plan Awards on an individual or group basis. No member of the Administrator shall be liable for any action that is taken or is omitted to be taken if such action or omission is taken in good faith with respect to this Plan or grant of any Plan Award.

     (d) Holding Period. The Administrator may in its sole discretion require as a condition to the granting of any Plan Award, that a Participant agree not to sell or otherwise dispose of a Plan Award, any Shares acquired pursuant to a Plan Award, or any other "derivative security" (as defined by Rule 16a1(c) under the Exchange Act) for a period of time determined by the Administrator including, without limitation, a period of six (6) months following the (i) the date of the issuance of Shares pursuant to a Plan Award, or (ii) the date when the Exercise Price of an Option is fixed if such Exercise Price is not fixed on the Date of Grant.


                            SECTION 4
                           ELIGIBILITY

      (a)     General Rule. Subject to the limitations set forth in subsection
(b) below, Participants shall be eligible to participate in this Plan; provided, however, that no Non-employee Directors shall be eligible for any Plan Awards under this Plan.

      (b) NonEmployee Ineligible for ISOs. In no event shall an ISO be granted to any individual who is not an Employee on the Date of Grant.

                            SECTION 5
                      SHARES SUBJECT TO PLAN

      (a) Basic Limitation. Shares offered under this Plan shall be comprised of authorized but unissued Shares or Shares that have been reacquired by the Company. The aggregate number of Shares that are available for issuance under this Plan shall not exceed ten million (10,000,000) Shares, however, this aggregate number shall be reduced as necessary to compensate for any shares of Stock (i) subject to valid and outstanding stock options granted pursuant or in reference to the Company's 1995 Stock Option Plan ("1995 Plan") or (ii) issued pursuant to the 1995 Plan, so that the aggregate number of shares of Stock subject to outstanding options, restricted grants or issued under both plans shall not exceed ten million (10,000,000) shares of Stock. The aggregate number of Shares available under the Plan is subject to adjustment pursuant to Section 9 of this Plan. The Administrator shall not issue more Shares than are available for issuance under this Plan. The number of Shares that are subject to unexercised Options at any time under this Plan shall not exceed the number of Shares that remain available for issuance under this Plan. The Company, during the term of this Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of this Plan.

      (b) Additional Shares. In the event any outstanding Option for any reason expires, is canceled or otherwise terminates, the Shares allocable to the unexercised portion of such Option shall again be available for issuance under this Plan. In the event that Shares issued under this Plan revert to the Company prior to the Vest Date under a grant of Restricted Stock, such Shares shall again be available for issuance under this Plan.

                            SECTION 6
                 TERMS AND CONDITIONS OF OPTIONS

      (a) Term of Option. The term of each Option shall be ten (10) years from the Date of Grant or such shorter term as may be determined by the Administrator; provided, however, in the case of an ISO granted to a TenPercent Stockholder, the term of such ISO shall be five (5) years from the Date of Grant or such shorter time as may be determined by the Administrator.

      (b) Vesting of Options. Each Option granted hereunder may only be exercised to the extent that the Optionee is vested in such Option. Except as otherwise provided, all Options issued under this Plan shall vest in accordance with the following schedule:



Number of Years the Optionee             Extent to
has remained in the employ               Which the
of the Company or a Subsidiary           Option is
following the grant of the Option        Vested

Under one                                  0%
At least one but less than two            20%
At least two but less than three          40%
At least three but less than four         60%
At least four but less than five          80%
Five or more                             100%

Notwithstanding the foregoing, the Administrator shall have the discretionary power to establish the vesting periods for any Option granted hereunder, except that in no case may the Administrator permit more than twenty-five percent (25%) of any Option to vest before the first anniversary of the earlier of the Date of Grant or the date on which the Optionee began providing Services to the Company. Services provided by the Employee prior to the date that the Plan becomes effective shall be taken into account for the purpose of calculating vesting periods.

     (c)     Exercise Price and Method of Payment.

         (i) Exercise Price. The Exercise Price shall be such price as is determined by the Administrator in its sole discretion and set forth in the Stock Option Agreement; provided, however, the Exercise Price shall not be less than 100% of the Fair Market Value of the Shares subject to such option on the Date of Grant (or 110% in the case of an Option granted to a Participant who is a TenPercent Stockholder on the Date of Grant).

         (ii) Payment of Shares. Payment for the Shares upon exercise of an Option shall be made in cash, by certified check, or if authorized by the Administrator, by delivery and transfer of other Shares having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Shares as to which said Option is being exercised, or by any combination of such methods of payment or by any other method of payment as may be permitted under applicable law and authorized by the Administrator.

     (d)     Exercise of Option.

         (i) Procedure for Exercise; Rights of Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be determined by the Administrator in accordance with the terms of this Plan, including, without limitation, performance criteria with respect to the Company and/or the Optionee.

    An Option may not be exercised for a fraction of a Share.

    An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company, in accordance with the terms of the Stock Option Agreement, by the Optionee entitled to exercise the Option and full payment for the Shares and any withholding and other applicable taxes with respect to the exercised Option has been received by the Company. Full payment may, as authorized by the Administrator, consist of any form of consideration and method of payment allowable under Section 6(c)(ii) of this Plan. Upon the receipt of notice of exercise and full payment for the Shares and taxes, the Shares shall be deemed to have been issued and the Optionee shall be entitled to receive such Shares and shall be a stockholder with respect to such Shares, and the Shares shall be considered fully paid and nonassessable. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock certificate is issued, except as provided in Section 9 of this Plan.

     Each exercise of an Option shall reduce, by an equal number, the total number of Shares that may thereafter be purchased under such Option.

         (ii) Termination of Status as an Employee. Except as provided in Subsections 6(d)(iii) and 6(d)(iv) below and unless provided otherwise in the Stock Option Agreement, an Optionee holding an Option who ceases to be an Employee of the Company may, but only until the earlier of the date (i) the Option held by the Optionee expires, or (ii) (y) in the case of an ISO, ninety
(90) days, and (z) in the case of a Nonstatutory Option, six (6) months, after the date such Optionee ceases to be an Employee (or such shorter period as may be provided in the Stock Option Agreement), exercise the Option to the extent that the Optionee was entitled to exercise it on such date, unless the Administrator terminates or further extends such period in its sole discretion. To the extent that the Optionee was not entitled to exercise an Option on such date, or if the Optionee does not exercise it within the time specified herein, such Option shall terminate. The Administrator shall have the authority (i) to determine the date an Optionee ceases to be an Employee and (ii) to shorten or terminate the exercise periods provided above in the event the Optionee resigns and/or ceases for "cause" to be an Employee.

         (iii) Permanent and Total Disability. Notwithstanding the provisions of Section 6(d)(ii) above, in the event an Optionee is unable to continue to perform Services for the Company or any of its Subsidiaries as a result of such Optionee's Permanent and Total Disability, (and, for ISOs, at the time such Permanent and Total Disability begins, the Optionee was an Employee and had been an Employee since the Date of Grant), such Optionee may exercise an Option in whole or in part to the extent that the Optionee was entitled to exercise it on such date, but only until the earlier of the date
(i) the Option held by the Optionee expires, or (ii) twelve (12) months from the date of termination of Services due to such Permanent and Total Disability. To the extent the Optionee is not entitled to exercise an Option on such date or if the Optionee does not exercise it within the time specified herein, such Option shall terminate, unless the Administrator further extends such period in its sole discretion.

         (iv) Death of an Optionee. Upon the death of an Optionee, any Option held by an Optionee shall terminate and be of no further effect; provided, however, notwithstanding the provisions of Section 6(d)(ii) above, in the event an Optionee's death occurs during the term of an Option held by such Optionee and, at the time of death, the Optionee was an Employee (and, for ISOs, at the time of death, the Optionee was an Employee and had been an Employee since the Date of Grant), the Option may be exercised in whole or in part to the extent that the Optionee was entitled to exercise it on such date, but only until the earlier of the date (i) the Option held by the Optionee expires, or (ii) twelve (12) months from the date of the Optionee's death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. To the extent the Option is not entitled to be exercised on such date or if the Option is not exercised within the time specified herein, such Option shall terminate, unless the Administrator further extends such period in its sole discretion.

     (e) NonTransferability of Options. No Option granted under this Plan may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and no Option granted under this Plan is assignable by operation of law or subject to execution, attachment or similar process. Any Option granted under this Plan can only be exercised during the Optionee's lifetime by such Optionee unless exercised pursuant to Section 6(d)(iv). Any attempted sale, pledge, assignment, hypothecation or other transfer of the Option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon the Option shall be null and void and without force or effect. No transfer of the Option by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished written notice thereof and an authenticated copy of the will and/or such other evidence as the Administrator may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option. The terms of any Option transferred by will or by the laws of descent and distribution shall be binding upon the executors, administrators, heirs and successors of Optionee.

     (f) Time of Granting Options. Any Option granted hereunder shall be deemed to be granted on the Date of Grant. Written notice of the Administrator's determination to grant an Option to an Employee, evidenced by a Stock Option Agreement, dated effective as of the Date of Grant, shall be given to such Employee within a reasonable time after the Date of Grant.

     (g) Modification, Extension and Renewal of Options. Within the limitations of this Plan, the Administrator may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options under this Plan or the 1995 Plan (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair the Optionee's rights or obligations under such Option.

     (h) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase and other transfer restrictions as the Administrator may determine in its sole discretion. Such restrictions shall be set forth in the applicable Stock Option Agreement.

     (i) Special Limitation on ISOs. To the extent that the aggregate Fair Market Value (determined on the Date of Grant) of the Shares with respect to which ISOs are exercisable for the first time by an individual during any calendar year under this Plan, and under all other plans maintained by the Company, exceeds $100,000, such Options shall be treated as Nonstatutory Options.

      (j) Leaves of Absence. Leaves of absence approved by the Administrator which conform to the policies of the Company shall not be considered termination of employment if the employeremployee relationship as defined under the Code or the regulations promulgated thereunder otherwise exists.

                            SECTION 7
                         RESTRICTED STOCK

       (a) Authority to Grant Restricted Stock. The Administrator shall have the authority to grant Shares to Participants that are subject to certain terms, conditions, and restrictions (the "Restricted Stock"). The Restricted Stock may be granted by the Administrator either separately or in combination with Options. The terms, conditions and restrictions of the Restricted Stock shall be determined from time to time by the Administrator without limitation, except as otherwise provided in this Plan; provided, however, that each grant of Restricted Stock to an Employee shall require the Employee to remain an Employee of the Company or any of its Subsidiaries for at least six (6) months from the Date of Grant. The granting, vesting, and issuing of the Restricted Stock shall also be subject to the following provisions:

         (i) Nature of Grant. Restricted Stock shall be granted to Participants for Services rendered and at no additional cost to Participant; provided, however, that the value of the Services performed must, in the opinion of the Administrator, equal or exceed the par value of the Restricted Stock to be granted to the Participant.

         (ii) Restricted Stock Account. The Company shall establish a restricted stock account (the "Restricted Stock Account") for each Participant to whom Restricted Stock is granted, and such Restricted Stock shall be credited to such account. No certificates will be issued to the Participant with respect to the Restricted Stock until the Vest Date as provided herein. Every credit of Restricted Stock under this Plan to a Restricted Stock Account shall be considered "contingent" and unfunded until the Vest Date. Such contingent credits shall be considered bookkeeping entries only, notwithstanding the "crediting" of "dividends" as provided herein. Such accounts shall be subject to the general claims of the Company's creditors. The Participant's rights to the Restricted Stock Account shall be no greater than that of a general creditor of the Company. Nothing contained herein shall be construed as creating a trust or fiduciary relationship between the Participants and the Company, the Board of Directors or the Committee.

         (iii) Restrictions. The terms, conditions, and restrictions of the Restricted Stock shall be determined by the Administrator on the Date of Grant. The Restricted Stock may not be sold, assigned, transferred, redeemed, pledged or otherwise encumbered during the period in which the terms, conditions and restrictions apply (the "Restriction Period"). More than one grant of Restricted Stock may be outstanding at any one time, and the Restriction Periods may be of different lengths. Receipt of the Restricted Stock is conditioned upon satisfactory compliance with the terms, conditions and restrictions of this Plan and those imposed by the Administrator.

         (iv) Restricted Stock Criteria. At the time of each grant of Restricted Stock, the Administrator in its sole discretion may establish certain criteria to determine the times at which restrictions placed on Restricted Stock shall lapse (i.e., the termination of the Restriction Period), which criteria may include without limitation performance measures and targets and/or holding period requirements (the "Restricted Stock Criteria"). The Administrator may establish a corresponding relationship between the Restricted Stock Criteria and (i) the number of Shares of Restricted Stock that may be earned, and (ii) the extent to which the terms, conditions and restrictions on the Restricted Stock shall lapse. Restricted Stock Criteria may vary among grants of Restricted Stock; provided, however, that once the Restricted Stock Criteria are established for a grant of Restricted Stock, the Restricted Stock Criteria shall not be modified with respect to that grant.

         (v) Vesting. On the date the Restriction Period terminates, the Restricted Stock shall vest in the Participant (the "Vest Date"), who may then require the Company to issue certificates evidencing the Restricted Stock credited to the Restricted Stock Account of such Participant.

         (vi) Dividends. The Administrator may provide from time to time that amounts equivalent to dividends shall be payable with respect to the Restricted Stock held in the Restricted Stock Account of a Participant. Such amounts shall be credited to the Restricted Stock Account and shall be payable to the Participant on the Vest Date.

         (vii) Termination of Services. If a Participant (x) with the consent of the Administrator, ceases to be an Employee of, or otherwise ceases to provide Services to, the Company or any of its Subsidiaries, or (y) dies or suffers from Permanent and Total Disability, the vesting or forfeiture (including without limitation the terms, conditions and restrictions) of any grant under this Section 7 shall be determined by the Administrator in its sole discretion, subject to any limitations or terms of this Plan. If the Participant ceases to be an Employee of, or otherwise ceases to provide Services to, the Company or any of its Subsidiaries for any other reason, all grants of Restricted Stock under this Plan shall be forfeited (subject to the terms of this Plan).

     (b) Deferral of Payments. The Administrator may establish procedures by which a Participant may elect to defer the transfer of Restricted Stock to the Participant. The Administrator shall determine the terms and conditions of such deferral in its sole discretion.

     (c) Payment of Taxes. Notwithstanding the provisions of Section 7(a)(v) above, the Company will not be required to issue any Restricted Stock unless and until the Participant shall pay to the Company an amount equal to any withholding and other applicable taxes related to the issuance of the Restricted Stock. Such payment shall be made in cash, by certified check, or if authorized by the Administrator, by delivery of other Shares having a Fair Market Value on the date of delivery equal to such payment or by any combination of such methods of payment or by any other method of payment as may be permitted under applicable law and authorized by the Administrator.

                            SECTION 8
                        ISSUANCE OF SHARES

As a condition to the transfer of any Shares issued under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities laws, rules or regulations, or that such transfer has been registered under federal and all applicable state securities laws. The Company may refrain from delivering or transferring Shares issued under this Plan until the Administrator has determined that the Participant has tendered to the Company any and all applicable federal, state or local tax owed by the Participant as the result of the receipt of a Plan Award, the exercise of an Option or the disposition of any Shares issued under this Plan, in the event that the Company reasonably determines that it might have a legal liability to satisfy such tax. The Company shall not be liable to any person or entity for damages due to any delay in the delivery or issuance of any stock certificate evidencing any Shares for any reason whatsoever.

                            SECTION 9
                CAPITALIZATION ADJUSTMENTS; MERGER

     (a) Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the aggregate number of Shares that have been authorized for issuance under this Plan, and the number of Shares of Restricted Stock credited to any Restricted Stock Account of a Participant (as well as the Exercise Price covered by any outstanding Option), shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, payment of a stock dividend with respect to the Stock or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. Such adjustment shall be made by the Administrator in its sole discretion, which adjustment shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

     (b) Dissolution, Liquidation, Sale of Assets or Merger. In the event of the proposed dissolution or liquidation of the Company, or a proposed sale of all or substantially all of the assets of the Company, or the proposed merger of the Company with or into another corporation where the Company is not the surviving entity, any Options and grants of Restricted Stock shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided in the Stock Option Agreement or by the Administrator. The Administrator may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise the Optionee's Option as to all or any part of the Shares covered by such Option, including Shares as to which the Option would not otherwise be exercisable. Notwithstanding the provisions of Section 6(b) to the contrary, the Administrator may, in the exercise of its sole discretion, provide in any Stock Option Agreement or under any grant of Restricted Stock that the applicable Plan Award shall become immediately vested in the event of a change in control of the Company or other extraordinary events as defined by the Administrator.

                            SECTION 10
                       NO EMPLOYMENT RIGHTS

No provision of this Plan, under any Stock Option Agreement or under any grant of Restricted Stock shall be construed to give any Participant any right to remain an Employee of, or provide Services to, the Company or any of its Subsidiaries or to affect the right of the Company to terminate any Participant's service at any time, with or without cause.

                            SECTION 11
                       STOCKHOLDER APPROVAL

With respect to any amendment to this Plan adopted by the Administrator that is required to be approved by the Company's stockholders pursuant to the terms of Section 12 of this Plan, such approval shall be obtained within twelve (12) months after the date such amendment is adopted by the Administrator; provided, that such amendment shall not become effective until such approval has been obtained.

                            SECTION 12
         TERM OF PLAN; EFFECT OF AMENDMENT OR TERMINATION

     (a) Term of Plan. This Plan shall become effective upon its adoption by the Board of Directors subject to the condition subsequent that this Plan is approved by the stockholders of the Company. The Administrator may grant Plan Awards under the Plan prior to the time of stockholder approval, but if for any reason the stockholders of the Company do not approve the Plan within twelve (12) months after the date the Plan is adopted by the Board of Directors, all Plan Awards granted under the Plan will be terminated and shall have no force or effect, and no Plan Award may be exercised in whole or in part prior to such stockholder approval. This Plan shall continue in effect for a term of ten (10) years unless sooner terminated under this Section 12.

     (b) Amendment and Termination. The Administrator in its sole discretion may terminate this Plan at any time. The Administrator may amend this Plan at any time in such respects as the Administrator may deem advisable; provided, that the following amendments shall require approval of the holders of a majority of the outstanding Shares entitled to vote:

         (i) Any change in the aggregate number of Shares that may be issued under this Plan, other than in connection with an adjustment under
Section 9 of this Plan;

         (ii) Any change in the designation of the Participants eligible to be granted Plan Awards; or

         (iii) Any change in this Plan that would materially increase the benefits accruing to Participants under this Plan.

     (c) Effect of Termination. In the event this Plan is terminated, no Shares shall be issued under this Plan nor shall any Shares of Restricted Stock be credited to a Restricted Stock Account, except upon exercise of an Option granted prior to such termination or issuance of Shares of Restricted Stock previously credited to a Restricted Stock Account. The termination of this Plan, or any amendment thereof, shall not affect any Shares previously issued to a Participant, any Option previously granted under this Plan or any Restricted Stock previously credited to a Restricted Stock Account.

                            SECTION 13
                          GOVERNING LAW

THIS PLAN AND ANY AND ALL STOCK OPTION AGREEMENTS AND AGREEMENTS RELATING TO THE GRANT OF RESTRICTED STOCK EXECUTED IN CONNECTION WITH THIS PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

Adopted by the Board of
Directors of the Company:
                                  /s/ Richard V. Secord

May 8, 2000                         Richard V. Secord
                                    Secretary


Adopted by the stockholders
of the Company:

June __, 2000                    /s/ Richard V. Secord
                                 Richard V. Secord
                                 Secretary



Supplemental Information Not to be Provided to Stockholders

The Plan described herein does not require that the Company register the options or the shares underlying options.

The Company believes that each of the persons receiving these securities has the knowledge and experience in financial and business matters which allows them to evaluate the merits and risk of the receipt of these securities of the Company. In such capacity they are knowledgeable about the Company's operations and financial condition. These transactions are effected by the Company in reliance upon exemptions from registration under the Securities Act of 1933 as amended (the "Act") as provided in Section 4(2) thereof. Each certificate issued for unregistered securities contains a legend stating that the securities have not been registered under the Act and setting forth the restrictions on the transferability and the sale of the securities. No underwriter participated in, nor did the Company pay any commissions or fees to any underwriter in connection with any of these transactions. None of the transactions involves a public offering.